THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
MoneyGuard® VUL

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account R for Flexible Premium Variable Life Insurance
Lincoln SVUL

Supplement dated May 1, 2026 to the Prospectus

The following information is an update to your last effective prospectus, as supplemented.
This Supplement outlines important information changes to the investment options under your flexible premium variable life insurance contract. All other provisions outlined in your variable life insurance prospectus, as supplemented, remain unchanged.
At a meeting of the Board of Trustees (“Board”) of the Trust, the Board approved an Agreement and Plan of Reorganization to merge the LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”) with and into the LVIP Global Equity Managed Volatility Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for Policy Owners.
The Reorganization is subject to certain conditions, including approval by shareholders of the Fund. A meeting of the shareholders, to consider the Reorganization is scheduled to be held on or about June 3, 2026, and the Fund’s Reorganization is expected to be completed on or about June 5, 2026 (“Closing Date”).
At any time prior to the Closing Date, Policy Owners may transfer out of the Fund consistent with the transfer provisions of the variable life insurance product prospectus. Policy Owners may transfer into any other available investment option under their Policy. Please see your prospectus or contact your registered representative for information about other funds available for investment within your product and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.
To prepare for this Reorganization, the Acquiring Fund will be added as an investment option to your Policy on or about
May 11, 2026:
•	LVIP Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
For complete details relating to the Acquiring Fund, including fees and expenses, please refer to the fund’s prospectus.
You can obtain additional information by contacting your registered representative, online at www.lfg.com/vulprospectus, or by sending an email to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.